SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2015
Notes to Consolidated Financial Statements [Abstract]
Subsequent Events

NOTE 18. SUBSEQUENT EVENT

SEMPRA MEXICO

Asset Held for Sale, Power Plant

In February 2016, management approved a plan to market and sell Sempra Mexico’s Termoeléctrica de Mexicali, a 625-MW natural gas-fired power plant located in Mexicali, Baja California, Mexico. As a result, in February 2016, we stopped depreciating the plant and classified the plant as an asset held for sale. The carrying value at December 31, 2015 was $262 million. Although we believe fair value approximates or exceeds carrying value of the asset, in the event that the estimated sales price from the planned sale of Termoeléctrica de Mexicali is less than the carrying value, we may recognize an impairment loss in our results of operations.